UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

NOVA BIOSOURCE FUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

363 North Sam Houston Parkway East, Suite 630, Houston, Texas 77060

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2008, Nova Biosource Fuels, Inc. (the “Company”) issued a news release discussing the operational status, including sales information, of its biodiesel refineries during the month of July 2008.  A copy of the news release is attached to this report as Exhibit 99.1 and is incorporated herein solely for the purposes of this Item 2.02 disclosure.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2008, on December 26, 2007, Nova Biofuels Seneca, LLC (“Nova Biofuels Seneca”), a subsidiary of the Company, entered into the $41 million senior secured construction, term and working capital credit facility (the “Credit Facility”) among Nova Biofuels Seneca, the Lenders party thereto, WestLB AG, New York Branch, as administrative agent for the Lenders, WestLB AG, New York Branch, as Issuing Bank with respect to the Letters of Credit, WestLB AG, New York Branch, as collateral agent for the Senior Secured Parties, WestLB AG, New York Branch, as lead arranger and sole bookrunner, and Sterling Bank, a Texas banking corporation, as accounts bank, in connection with the development, construction, installation, engineering, procurement, design, testing, start-up, operation and maintenance of Nova Biofuels Seneca’s 60 million gallon per year biodiesel refinery located in Seneca, Illinois.

On August 1, 2008, Nova Biofuels Seneca borrowed approximately $340,000 under the Credit Facility for the payment of project costs and other related fees and expenses.  This draw took the form of a base rate loan at an interest rate of 8% per annum.  The other terms of payment, events of default and other terms and conditions were previously described in the Form 8-K filed on January 2, 2008.  After taking into account this borrowing under the Credit Facility and all prior borrowings, cumulative construction and working capital borrowings total approximately $40.4 million.  Nova Biofuels Seneca has remaining available capacity of approximately $600,000 of construction and term loans and may also repay and re-borrow amounts under the working capital facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1                           News Release dated August 4, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

	By:	/s/ Kenneth T. Hern
Kenneth T. Hern
Chairman and Chief Executive Officer

Date: August 4, 2008

EXHIBIT INDEX

99.1                           News Release dated August 4, 2008